                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement on Form S-8 of our report dated  February 10, 2001  appearing in Medix
Resources,  Inc.'s Annual Report on Form 10-KSB for the year ended  December 31,
2000.

                                         /s/ Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

March 22, 2001
Denver, Colorado